June 14, 1994


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

RE:  General DataComm Industries, Inc.

Gentlemen:

Enclosed is our Form 8-K dated June 14, 1994, which we are filing pursuant to the provisions of the Securities Exchange Act of 1934, as amended.

Sincerely,

W. G. Henry
Corporate Controller